UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2020

General Mills, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-01185	41-0274440
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Number One General Mills Boulevard Minneapolis, Minnesota		55426
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code:  (763) 764-7600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 par value	GIS	New York Stock Exchange
Floating Rate Notes due 2020	GIS20A	New York Stock Exchange
2.100% Notes due 2020	GIS20	New York Stock Exchange
1.000% Notes due 2023	GIS23A	New York Stock Exchange
1.500% Notes due 2027	GIS27	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01Other Events.

On January 7, 2020, General Mills, Inc. (the “Company”) agreed to sell €600,000,000 aggregate principal amount of its 0.450% Notes due 2026 (the “Notes”) pursuant to the Underwriting Agreement, dated January 7, 2020 (the “Underwriting Agreement”), among the Company, Barclays Bank PLC, BNP Paribas, Credit Suisse Securities (Europe) Limited, Merrill Lynch International, Morgan Stanley & Co. International plc and Société Générale.  The Notes will be issued pursuant to that certain Indenture, dated as of February 1, 1996 (as amended, the “Indenture”), between the Company and U.S. Bank National Association, as Trustee, and the Officers’ Certificate and Authentication Order, dated January 15, 2020 (the “Officers’ Certificate”), pursuant to Sections 201, 301 and 303 of the Indenture.  The offer and sale of the Notes has been registered under the Securities Act of 1933, as amended, by Registration Statement on Form S-3 (No. 333-223919).  The sale of the Notes is expected to close on January 15, 2020.

The purpose of this Current Report is to file with the Securities and Exchange Commission the Underwriting Agreement, the Officers’ Certificate and the opinion of Dorsey & Whitney LLP with respect to the validity of the Notes.

On January 8, 2020, the Company agreed to sell €200,000,000 aggregate principal amount of its 0.000% Notes due 2020 in a private placement pursuant to an Underwriting Agreement, dated January 8, 2020, between the Company and Deutsche Bank AG, London Branch, which is also expected to close on January 15, 2020.

Item 9.01Financial Statements and Exhibits.

(d)	Exhibits.

1

Underwriting Agreement, dated January 7, 2020, among the Company, Barclays Bank PLC, BNP Paribas, Credit Suisse Securities (Europe) Limited, Merrill Lynch International, Morgan Stanley & Co. International plc and Société Générale.

	4	Officers’ Certificate and Authentication Order, dated January 15, 2020, for the 0.450% Notes due 2026 (which includes the form of Note) issued pursuant to the Indenture.
	5	Opinion of Dorsey & Whitney LLP.
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 15, 2020

GENERAL MILLS, INC.

By: /s/ Donal L. Mulligan
Name: Donal L. Mulligan
Title: Chief Financial Officer